EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                      SPORTS ENTERTAINMENT ENTERPRISES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the quarterly on Form 10-QSB of Sports Entertainment Enterprises, Inc. for the quarter ending June 30, 2004:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Sports Entertainment Enterprises, Inc.


Dated:  August 16, 2004




/s/ Vaso Boreta
Vaso Boreta
Chief Executive Officer
(Principal Executive Officer) and
Principal Financial Officer



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Sports Entertainment Enterprises, Inc. and will be retained by Sports Entertainment Enterprises, Inc. and furnished to the Securities and Exchange Commission upon request.